 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material under Rule 14a-12

DYNARESOURCE, INC.

(Name of the Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1. Title of each class of securities to which the transaction applies:

_________________________________

2. Aggregate number of securities to which the transaction applies:

_________________________________

3. Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

_________________________________

4. Proposed maximum aggregate value of the transaction:

_________________________________

5. Total fee paid:

_________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:

_________________________________

2. Form, Schedule or Registration Statement No.:

_________________________________

3. Filing Party:

_________________________________

4. Date filed:

_________________________________

1

DYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 744 East Tower

Las Colinas / Irving, TX 75039

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To the Stockholders of DynaResource, Inc.:

A special meeting (the “Special Meeting”) of stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) will be held at the Company’s office, located in The Urban Towers of Las Colinas, at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, on Friday, June 26, 2015, at 3:00 PM Central Standard Time. The meeting will be convened for the following purposes:

(1)	To amend the Certificate of Incorporation of the Company, as amended to date, to provide that the Board of Directors will be divided into three classes of directors – Class I Directors, Class II Directors and Class III Directors – with the Class III director to be selected by the holder of the Series C Senior Convertible Preferred Stock of the Corporation; and

(2)	To amend the Certificate of Incorporation of the Company, as amended to date, to provide that to the fullest extent permitted by the Delaware General Corporation Law, a director of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director; and

(3)	To transact any other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Even if you expect to attend the Special Meeting, you are requested to mark, sign, date, and return the accompanying proxy card by fax or by mail. If you attend the Special Meeting, you may vote in person, whether or not you have sent in your proxy. A proxy may be revoked at any time prior to the voting thereof.

By Order of the Board of Directors

/s/ K.W. (“K.D.”) Diepholz
K.W. (“K.D.”) Diepholz
Chairman and Chief Executive Officer
May 13, 2015

2

DYNARESOURCE, INC.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 744 East Tower

Las Colinas / Irving, TX 75039

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of DynaResource, Inc., a Delaware corporation (the “Company”) in connection with the solicitation on behalf of the Board of Directors (the “Board”) of proxies for use at the special meeting of stockholders (the “Special Meeting”) to be held at the Company’s offices, located in The Urban Towers of Las Colinas, at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, on Friday, June 26, 2015, at 3:00 PM Central Standard Time.

This Proxy Statement and the enclosed form of proxy are first being made available to stockholders on or about May 25, 2015, and the cost of soliciting proxies in the enclosed form will be borne by the Company. Proxies may be solicited by personal interview, telephone, facsimile and electronic means. Banks, brokerage houses and other nominees or fiduciaries have been requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies, and the Company will, upon request, reimburse them for their expenses in so acting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

AND OUR SPECIAL MEETING

Q:           What is the purpose of the Special Meeting?

A:            The Special Meeting is being held to permit our stockholders to consider and vote upon the following:

(1)	An amendment of the Certificate of Incorporation of the Company, as amended to date, to provide that the Board of Directors will be divided into three classes of directors – Class I Directors, Class II Directors and Class III Directors – with the Class III director to be selected by the holder of the Series C Senior Convertible Preferred Stock of the Corporation; and

(2)	An amendment of the Certificate of Incorporation of the Company, as amended to date, to provide that to the fullest extent permitted by the Delaware General Corporation Law, a director of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.

Q:          What is the Board’s Recommendation regarding these proposals?

A:	The Board’s recommendations are set forth below together with a description of the proposals in this Proxy Statement. In summary, the Board recommends that you vote:

•	FOR the amendment of the Certificate of Incorporation of the Company to provide that the Board of Directors will be divided into three classes of directors – Class I Directors, Class II Directors and Class III Directors – with the Class III director to be selected by the holder of the Series C Senior Convertible Preferred Stock of the Corporation; and

•	FOR the amendment of the Certificate of Incorporation of the Company to provide that to the fullest extent permitted by the Delaware General Corporation Law, a director of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.

Q:          Who is entitled to vote at the Special Meeting?

A:	Only holders of record of shares of Common Stock as of the close of business (5:00 p.m., Eastern Standard Time) on May 15, 2015, the record date fixed by the Board (the “Record Date”), will be entitled to receive notice of and to vote at the Special Meeting. As of May 15, 2015, there were 15,295,663 shares of Common Stock outstanding, of which 13,212,330 shares of Common Stock are entitled to vote. As a point of information, the 2,083,333 shares of Common Stock held by Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, are neither counted for purposes of a quorum, nor entitled to vote. To facilitate the amendment of the Certificate of Incorporation of the Company, a limited number of stockholders of the Company have executed a Voting and Support Agreement among the stockholders who are signatories thereto (10 in total), the Company, and Golden Post Rail, LLC.

3

Q:          What shares can I vote?

A:	You may vote all shares of the Company’s Common Stock owned by you as of the close of business on the Record Date. You may cast one vote per share of Common Stock that you held on the Record Date. A list of record stockholders entitled to vote at the Special Meeting will be available during ordinary business hours at the Company’s principal executive offices located at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, for a period of at least 10 days prior to the Special Meeting.

Q:          How can I vote my shares?

A:           You can vote your shares using one of the following methods:

•	Vote through the Internet at www.proxyvote.com using the instructions included in the proxy card or voting instruction card;

•	Vote by telephone using the instructions on the proxy card or voting instruction card if you received a paper copy of the proxy materials;

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•	Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote in person at the Special Meeting, your vote must be received by 11:59 p.m. Eastern Standard Time, on June 25, 2015.

Even if you submit your vote by one of the first three methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Special Meeting will constitute a revocation of your earlier proxy or voting instructions.

Q:          How will my shares be voted if I return a blank proxy card?

A:	If you send in your proxy card, but do not specify how you want to vote your shares, your shares will be voted by the named proxies as follows:

•	FOR the amendment of the Certificate of Incorporation of the Company to provide that the Board of Directors will be divided into three classes of directors – Class I Directors, Class II Directors and Class III Directors – with the Class III director to be selected by the holder of the Series C Senior Convertible Preferred Stock of the Corporation (Proposal No. 1); and

•	FOR the amendment of the Certificate of Incorporation of the Company to provide that to the fullest extent permitted by the Delaware General Corporation Law, a director of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director (Proposal No. 2).

Q:          What happens if additional matters are presented at the Special Meeting?

A:	Other than the two proposals described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting. If you grant a proxy, the person named as proxy holder, K.W. (“K.D.”) Diepholz, Chairman and Chief Executive Officer, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

4

Q:          Who will count the votes?

A:	A representative of Signature Stock Transfer, Inc., the transfer agent for the Company, will be appointed at the Special Meeting to tabulate the votes and act as Inspector of Elections.

Q:          Where can I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission within four business days following the Special Meeting.

Q:          Who will bear the cost of soliciting votes for the Special Meeting?

A:	The solicitation of proxies will be conducted primarily by mail and electronically over the Internet, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy solicitation materials for the Special Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation materials regarding the Special Meeting to beneficial owners of our Common Stock. We may conduct further solicitation personally, telephonically, through the Internet or by facsimile through our officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation. We may generate other expenses in connection with the solicitation of proxies for the Special Meeting, which we will pay.

Q:          What do I need for admission to the Special Meeting?

A:	You are entitled to attend the Special Meeting only if you are a stockholder of record or a beneficial owner as of the Record Date, or you hold a valid proxy for the Special Meeting from a stockholder of record. You should be prepared to present photo identification for admittance. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the Special Meeting. If you hold your shares in street name, you must provide proof of beneficial ownership on the Record Date, such as a brokerage account statement showing that you owned the Company stock as of the Record Date, a copy of the Voting Instruction Form provided by your broker, bank or other nominee, or other similar evidence of ownership as of the Record Date. If you do not provide photo identification or comply with the other procedures outlined above upon request, you will not be admitted to the Special Meeting.

5

PROPOSAL NO. 1

AMENDMENT TO THE CERTIFICATE OF INCORPORATION /

CLASSIFICATION OF DIRECTORS

Background

The Certificate of Incorporation of the Company, as amended to date, currently provides for two classes of directors. Proposal No. 1 contemplates that the Certificate of Incorporation be amended to provide that the Board of Directors shall be divided into three classes of directors – Class I Directors, Class II Directors and Class III Directors – with the Class III director to be selected by the holder of the Series C Senior Convertible Preferred Stock of the Corporation.

On May 6, 2015, the Company, Golden Post Rail, LLC, a Texas limited liability company (“Golden Post”), and Mr. Koy W. (“K.D.”) Diepholz, Chairman-CEO of the Company, executed a Securities Purchase Agreement (the “SPA”), which contemplates the acquisition by Golden Post of the following securities, at such time as the Company’s Certificate of Incorporation has been amended:

a)	1,600,000 shares of Series C Senior Convertible Preferred Stock (the “Series C Preferred”) at a purchase price of $2.50 per share ($4M USD); and
b)	A Common Stock Purchase Warrant (the “Warrant”) for the purchase of 2,000,000 shares of the Company’s Common Stock, at an exercise price of $2.50 per share.

The transaction contemplated by the SPA, and the related acquisition of the shares of Series C Preferred, will close (and fund) at such time as the Company’s Certificate of Incorporation is amended as contemplated by this Proposal No. 1 and Proposal No. 2 described below. The approval of the amendment contemplated by this Proposal No. 1 is a pre-condition to the closing of the transaction contemplated by the SPA.

Effect of Amendment

The effect of the amendment contemplated by Proposal No. 1 is that the Class III Directors shall be elected by the vote of the holders of the issued and outstanding shares of Series C Preferred voting together as a single class. Upon its acquisition of shares of the Series C Preferred, Golden Post will be entitled to designate a Class III Director. Each director, including a Class III Director, shall hold office until such director’s successor shall have been duly elected and qualified or until such director’s earlier death, resignation or removal.

To the extent that no shares of Series C Preferred are issued and outstanding, then the Class III directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class.

The classified structure of the Board of Directors may have the effect of delaying, deferring or preventing a change in control of the Company, even if the transaction could be determined to be beneficial to Company stockholders as a whole.

The affirmative vote of a majority of the 15,295,663 shares of Common Stock outstanding is required for the approval of Proposal No. 1.

The Certificate of Amendment of Certificate of Incorporation that reflects the amendment contemplated by Proposal No. 1 is attached hereto as Appendix I.

The Certificate of Amendment will become effective upon the filing thereof with the Secretary of State of the State of Delaware, which is expected to occur as soon as is reasonably practicable following stockholder approval of this proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 1.

6

PROPOSAL NO. 2

AMENDMENT TO THE CERTIFICATE OF INCORPORATION /

ELIMINATE DIRECTOR LIABILITY FOR MONETARY DAMAGES

Background

As noted above, the transaction contemplated by the SPA, and the related acquisition of the shares of Series C Preferred, will close (and fund) at such time as the Company’s Certificate of Incorporation is amended as contemplated by Proposal No. 1 described above, and this Proposal No. 2.

Section 102(b)(7) of the Delaware General Corporation Law provides that the certificate of incorporation of a Delaware corporation may contain “A provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. . . .”

Accordingly, Proposal No. 2 contemplates that the Certificate of Incorporation of the Company be amended to provide that “To the fullest extent permitted by the General Corporation Law, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.” The language of the proposed amendment goes on to provide for a high voting threshold for such provision to be amended, effectively making more difficult an amendment of such provision.

Effect of Amendment

Once adopted, the amendment will serve as a protective mechanism for directors of the Company, and make it easier for the Company to attract qualified individuals to serve on the Board of Directors.

The approval of the amendment contemplated by this Proposal No. 2 is a pre-condition to the closing of the transaction contemplated by the SPA. Upon its acquisition of shares of the Series C Preferred, Golden Post will be entitled to designate a Class III Director, and Golden Post desires that its board designee have the protection afforded by the amendment.

The affirmative vote of a majority of the 15,295,663 shares of Common Stock outstanding is required for the approval of Proposal No. 2.

The Certificate of Amendment of Certificate of Incorporation that reflects the amendment contemplated by Proposal No. 2 is attached hereto as Appendix I.

The Certificate of Amendment will become effective upon the filing thereof with the Secretary of State of the State of Delaware, which is expected to occur as soon as is reasonably practicable following stockholder approval of this proposal.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

7

QUORUM AND VOTING REQUIREMENTS

Quorum Requirement

A majority of the votes of a voting group entitled to be cast at the Special Meeting on all matters constitutes a quorum of that voting group. If you submit a properly completed proxy or if you appear at the Special Meeting to vote in person, your shares will be considered part of the quorum. Directions to withhold authority to vote for any proposal, abstentions and broker non-votes (described below) will be counted to determine if a quorum for the transaction of business is present. Once a quorum is present, voting on specific proposals may proceed. If less than a quorum of our shares is represented at the Special Meeting, a majority of the shares actually represented may adjourn the meeting without further notice for a period not to exceed 30 days at any one adjournment. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the Special Meeting as originally notified. Once a share is represented for any purpose at the Special Meeting, including the purpose of determining that a quorum exists, it is deemed present for quorum purposes for the remainder of the meeting and any adjournment thereof, unless a new record date is set for the adjourned meeting. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of stockholders so that less than a quorum remains.

Record Date and Voting Power

The Company has fixed the close of business (5:00 p.m. Eastern Standard Time) on May 15, 2015 as the “Record Date” to determine those shares eligible to vote at the Special Meeting. Only persons holding shares of the Company’s Common Stock as of the Record Date are entitled to vote at the Special Meeting. As of May 15, 2015, there were 15,295,663 shares of Common Stock outstanding, of which 13,212,330 shares of Common Stock are entitled to vote. As a point of information, the 2,083,333 shares of Common Stock held by Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, are neither counted for purposes of a quorum, nor entitled to vote.

Effect of Abstentions and Broker Non-Votes

Because the approval of a majority of shares present and entitled to vote is required to approve the adoption of the amendments to our Certificate of Incorporation, abstentions have the same effect as a vote against these proposals.

If you hold shares through a broker or other nominee, your broker or nominee is permitted to exercise voting discretion only with respect to certain, routine matters. Broker non-votes are shares held by brokers or other nominees that do not have discretionary voting authority with respect to a matter and have not received specific voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of establishing a quorum but will otherwise have no effect on the outcome of the vote on any of the matters presented for your vote, except as described above.

How You Can Vote

You can vote your shares using one of the following methods:

•	Vote through the Internet at www.proxyvote.com using the instructions included in the proxy card or voting instruction card;

•	Vote by telephone using the instructions on the proxy card or voting instruction card if you received a paper copy of the proxy materials;

•	Complete and return a written proxy or voting instruction card using the proxy card or voting instruction card if you received a paper copy of the proxy materials; or

•	Attend and vote in person at the meeting. If your shares are held in street or account name by a broker and you intend to vote in person at the meeting, you will need a copy of your account statement and verification from your broker that you were the beneficial owner of the shares in the account as of the Record Date.

Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy or voting instruction card. Unless you are planning to vote in person at the Special Meeting, your vote must be received by 11:59 p.m. Eastern Standard Time, on June 25, 2015.

8

Even if you submit your vote by one of the first three methods mentioned above, you may still vote at the meeting if you are the record holder of your shares or hold a legal proxy from the record holder. Your vote at the Special Meeting will constitute a revocation of your earlier proxy or voting instructions.

You May Revoke or Change Your Vote

You may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. A stockholder who votes in person at the Special Meeting in a manner inconsistent with a proxy previously filed on the stockholder’s behalf will be deemed to have revoked such proxy as it relates to the matter voted upon in person. Attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial stock ownership as of May 13, 2015 of (i) all persons known to us to be beneficial owners of more than 5% of the Company’s outstanding Common Stock; (ii) each director of the Company and our executive officers, and (iii) all of our officers and directors as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by such persons, except as otherwise indicated.

Name of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Outstanding Shares
K.W. (“K.D.”) Diepholz Chairman, CEO	1,925,100(2)	12.58%
Mineras de DynaResource, SA de CV. (100% owned subsidiary of the Company)	2,083,333(3)	13.62%
Dr. Jose Vargas Lugo President of Mexican Operations, Director	274,508	1.80%
Pedro Ignacio Teran Cruz Executive Vice President, Director of Exploration and Resource Development, Director	37,500	0.245%
David Hall, Executive V.P, CFO, Director	175,000	1.14%
Bradford J. Saulter VP., Investor Relations	124,439	0.81%
Officers and directors as a group (6 persons)	4,619,880	30.20%

(1)	The address for each such beneficial owner is 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039.
(2)	Includes 150,000 shares of Common Stock held by Dynacap Group Ltd., a Texas limited liability company, for which Mr. Diepholz serves as the sole manager; accordingly, Mr. Diepholz is the beneficial owner of such shares. Mr. Diepholz disclaims all but 2.5% beneficial ownership in the shares held by Dynacap Group Ltd.
(3)	The shares of Common Stock held by Mineras de DynaResource S.A. de C.V., a subsidiary of the Company, are neither counted for purposes of a quorum, nor entitled to vote.

9

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1939, under which we file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any materials we have filed with the SEC at the SEC’s public reference room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

You may request a copy of any of our filings with the SEC at no cost, by contacting us at the following address or phone number:

DynaResource, Inc.

The Urban Towers of Las Colinas

222 W. Las Colinas Blvd. / Suite 744 East Tower

Las Colinas / Irving, TX 75039

Attention: K.W. (“K.D.”) Diepholz

Chairman and Chief Executive Officer

(972) 868-9066

10

APPENDIX I

CERTIFICATE OF AMENDMENT

OF

DYNARESOURCE, INC.

DynaResource, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law,

DOES HEREBY CERTIFY:

FIRST: That at a meeting of the Board of Directors of DynaResource, Inc. (the “Corporation”), resolutions were duly adopted setting forth proposed amendments to the Certificate of Incorporation of the Corporation (as amended to date), declaring said amendments to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the amendments are as follows:

RESOLVED, that Article V of the Certificate of Incorporation of the Corporation (as amended to date) be amended and restated to read in its entirety as follows:

The Board of Directors shall be divided into three classes of directors, Class I Directors, Class II Directors and Class III Directors, all of whom shall be eligible for election at each annual meeting of the stockholders. The Board of Directors shall have the right to fix the number of directors from time to time; provided that the number of Class I Directors shall at all times comprise a majority of the directors and there shall always be at least one Class III Director. The Class I Directors shall be elected by the vote of the holders of the issued and outstanding shares of Series A Preferred Stock voting together as a single class (and to the extent that no shares of Series A Preferred Stock are issued and outstanding, then the Class I directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class), the Class II Directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class, and the Class III Directors shall be elected by the vote of the holders of the issued and outstanding shares of Series C Preferred Stock voting together as a single class (and to the extent that no shares of Series C Preferred Stock are issued and outstanding, then the Class III directors shall be elected by the vote of the holders of the issued and outstanding shares of Common Stock voting together as a single class).

RESOLVED, that a new Article XII be added to the Certificate of Incorporation of the Corporation (as amended to date) to read in its entirety as follows:

To the fullest extent permitted by the General Corporation Law, a director of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Without limiting the effect of the preceding sentence, if the General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liabilities of a director, then the liability of a director of the Corporation will be eliminated or limited to the fullest extent permitted by the General Corporation Law, as so amended. This Article XII may only be amended with the vote of 95% of the outstanding equity of the Corporation, voting on a fully-diluted and as-converted to Common Stock basis.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.

11

THIRD: That the amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, DynaResource, Inc. has caused this certificate to be signed by its Chairman and CEO, this ___ day of June, 2015.

DYNARESOURCE, INC.

By: K.W. (“K.D.”) Diepholz
Chairman & CEO

12

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting –

The Notice and Proxy Statement and Annual Report are available at:

www.proxyvote.com.

DYNARESOURCE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR A SPECIAL MEETING OF STOCKHOLDERS

THE UNDERSIGNED, revoking all previous proxies, hereby appoints K.W. (“K.D.”) Diepholz as attorney, agent and proxy with power of substitution, and with all powers the undersigned would possess if personally present to vote all shares of Common Stock of DynaResource, Inc. (the “Company”) which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company, to be held on Friday, June 26, 2015, at 3:00 PM Central Standard Time at the Company’s offices located at 222 W. Las Colinas Blvd., Suite 744 East Tower, Irving, Texas 75039, and at all adjournments thereof.

(Continued and to be Signed on the Reverse Side)

13

DynaResource, Inc. 222 W. Las Colinas Blvd. Suite 744 East Tower Irving, Texas 75039 Attn: K.W. (“K.D.”) Diepholz

VOTE BY INTERNET – www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Central Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Central Time the day before the voting deadline or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN LOWER PORTION ONLY

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK, AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following Proposals:	For	Against	Abstain

1. Amend the Certificate of Incorporation to provide that the Board of Directors will be divided into three classes of directors – Class I Directors, Class II Directors and Class III Directors – with the Class III director to be selected by the holder of the Series C Senior Convertible Preferred Stock of the Corporation.	☐	☐	☐

2. Amend the Certificate of Incorporation to provide that to the fullest extent permitted by the Delaware General Corporation Law, a director of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.	☐	☐	☐

3. In their discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.	☐	☐	☐

NOTE: The shares represented by this proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this proxy will be voted in favor of: (1) Amending the Certificate of Incorporation to provide that the Board of Directors will be divided into three classes of directors; (2) Amending the Certificate of Incorporation to provide that a director of the Company will not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty; and (3) such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (please sign within box)	Date	Signature (Joint Owners)	Date

14